     CoreStates Bank, N.A.                                        Exhibit 10.22
     PC 1-8-4-2
     1345 Chestnut Street
     PO Box 7618
     Philadelphia PA  19101-7618
     215 973 8033
     Fax 215 973 5831

     MARCUS F BROWN
     Vice President
     Division Manager
     New England Division


                                                                      CoreStates
May 18, 1998                                                                Bank

Mr. Joseph E. Hajjar                                 CoreStates Bank, N.A.
Chief Financial Officer                              has merged into
Office Centre Corporation                            First Union National Bank
38 East 32nd Street
New York, NY 10016

         Re:      Second Extension of Commitment Date

Dear Joe:

With reference to CoreStates' Commitment Letter dated December 15, 1997 outlining our $25,000,000 Credit Facility to be extended to OCC, UDI and UDI II, please accept this as our acknowledgment that the Funding Date has been extended to June 30, 1998 subject to:

         1. The absence of material adverse change in the financial condition of the Borrowers, in the Bank's sole discretion.

         2. Satisfactory review by the Bank of the Borrowers' financial projections and consolidation plans, in the Bank's sole discretion.

Except as stated above, the terms and conditions of our Commitment Letter remain in effect. We look forward to our meeting with you on May 28 to receive the projections and hear about your consolidation efforts.

Very truly yours,

/s/ Marcus F. Brown

Marcus F. Brown
Vice President